UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): July 12, 2022

ChargePoint Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)
(408) 841-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On July 12, 2022, ChargePoint Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, proxies representing 248,486,304 shares of the Company’s common stock, or approximately 73.6% of the total shares entitled to vote, were present in person or by proxy. The matters before the Annual Meeting were described in more detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the United States Securities and Exchange Commission on May 27, 2022.
Proposal One--Election of Directors. The following nominees were elected as Class II directors to serve until the 2025 Annual Meeting of stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey Harris	130,702,239	19,307,095	98,476,970
Susan Heystee	123,291,958	26,717,376	98,476,970
G. Richard Wagoner, Jr.	123,571,684	26,437,650	98,476,970
Proposal Two--Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023 was ratified.

Votes For	Votes Against	Abstentions
239,880,872	1,168,805	7,436,627
Proposal Three--Advisory Approval of the Compensation of the Company's Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,860,814	19,071,035	8,077,485	98,476,970
Proposal Four--Advisory Approval on the Frequency of Holding Future Advisory Votes on Executive Compensation. The stockholders approved, on an advisory basis, the frequency of holding future advisory votes on executive compensation every “One Year.”

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
141,398,652	555,502	615,122	7,440,058	98,476,970

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Rebecca Chavez
Name: Rebecca Chavez
Title: General Counsel & Secretary
Date: July 14, 2022